-24-






                    GODDARD INDUSTRIES, INC.
                      705 Plantation Street
                 Worcester, Massachusetts 01605

                   NOTICE OF ANNUAL MEETING OF
                          STOCKHOLDERS
                    To Be Held March 12, 1999



To  The Stockholders of
    Goddard Industries, Inc.

      Notice   is  hereby  given  that  the  Annual  Meeting   of
Stockholders of Goddard Industries, Inc., a Massachusetts corporation, will be held on Friday, March 12, 1999 at 11:00 a.m. at The Beechwood Inn, 363 Plantation Street, Worcester, Massachusetts for the following purposes:

     1.    To elect two directors to hold office until the Annual
         Meeting of Stockholders in 2002 and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to approve the Company's 1998 Equity Incentive Plan.

     3. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjournments thereof.

     Information regarding matters to be acted upon at the Annual
Meeting of Stockholders is contained in the proxy statement attached to this notice.

      Only stockholders of record at the close of business on January 16, 1999 are entitled to notice of, or to vote at, such meeting or any adjournments thereof.

                                           By Order of the Board of Directors


                                                          Joel M. Reck, Clerk

Worcester, Massachusetts
January 29, 1999

      You are cordially invited to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience. A reply envelope is provided for this purpose, which needs no postage, if mailed in the United States.


                    GODDARD INDUSTRIES, INC.
                         PROXY STATEMENT
               For Annual Meeting of Stockholders
                To be Held Friday, March 12, 1999



      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Goddard Industries, Inc. (referred to hereinafter as the "Company") for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. on Friday, March 12, 1999 at The Beechwood Inn, 363 Plantation Street, Worcester, Massachusetts and at any adjournment or adjournments thereof (the "Meeting"). Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and regular employees of the Company, for which no additional compensation will be received. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expense. All costs of preparing, printing, assembling and mailing the form of proxy and proxy statement will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to the stockholders on or about January 29, 1999. The principal executive offices of the Company are located at 705 Plantation Street, Worcester, Massachusetts 01605.

      Only stockholders of record at the close of business on January 16, 1999 are entitled to notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 2,129,982 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Each share is entitled to one vote on all matters to come before the Meeting. Provided a quorum (consisting of a majority of the shares outstanding and entitled to vote) is present in person or by proxy at the meeting, a plurality of the votes cast for any nominee is required for election of directors, and the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve the adoption of the Company's 1998 Equity Incentive Plan (the "1998 Plan"). Under Massachusetts law and the Company's By-laws, all shares present or represented by proxy, whether they vote or abstain, will be counted as present for purposes of determining a quorum and for purposes of determining the number of shares present and entitled to vote. Accordingly, abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors or for approval of the 1998 Plan.

      The enclosed proxy, if executed and returned, will be voted as directed on the proxy and, in the absence of such direction, for the election of the nominees as directors, for the proposal to approve the 1998 Plan, and in accordance with their best judgment by the proxies if any other matter shall properly come before the Meeting. The proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting. The Board of Directors knows of no matters, other than election of directors and the proposal to approve the 1998 Plan, to be presented for consideration at the Meeting.

      The Annual Report to Stockholders of the Company for the fiscal year ended October 3, 1998, including audited financial statements, is being mailed to each of the stockholders of the Company simultaneously with this proxy statement.


                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS


     At the Meeting, two directors (constituting 40% of the Board of Directors which was recently expanded by a vote of the Board of Directors from four to five directors) are to be elected to serve until the 2002 annual meeting of stockholders and until their successors are elected and qualified. The proxy cannot be voted for a greater number of persons than two.

     The Company's Restated Articles of Organization, as amended, and By-laws and the Massachusetts Business Corporation Law provide that the Board of Directors shall be composed of three classes of directors, one class to be elected each year.

     It is the intention of the persons named in the accompanying form as proxies to vote for the election of Dr. Jacky Knopp, Jr. and Salvatore J. Vinciguerra to the class of directors indicated, and for the term set forth therein. In the unanticipated event that either of the nominees is unable to serve, the persons named as proxies will vote for such substitute, if any, as the present Board of Directors may designate or to reduce the number of directors. Directors are elected by a plurality of the votes cast for election of directors.

Information As To Officers, Directors and Beneficial Owners

      The following table sets forth certain information, as of November 30, 1998, with respect to the nominees, each of the directors whose term extends beyond the Meeting, all officers and directors as a group (8 persons) and each person owning five percent or more of the Company's Common Stock. This table is based on information furnished by such persons.

                                    Number    of
                                    Shares of
                                       Common              Year
                                       Stock               Term
Name                       Direct   Beneficiall  Percen   Would
                           or            y         t      Expire
                           Since     Owned (1)     of      and
                                                 Class    Class

Salvatore J. Vinciguerra   --            --        *       2002
                                                         Class 3

Dr. Jacky Knopp, Jr        1972      83,000(2)    3.9%     2002

                                                         Class 3

Saul I. Reck               1959     328,930 (3)  15.4%     2000

                                                         Class 1

Lyle E. Wimmergren         1978      15,000 (4)    *       2001
                                                            Class
                                                            2

Robert E. Humphreys        1997     472,950 (5)  22.1%     2001

                                                         Class 2

All executive officers and --       1,013,330(6  45.9%      --
directors as a group                     )
(7 persons)

Joseph A. Lalli            --       183,550 (7)   8.6%      --
6 Middlemont Way, Stow, MA

*Less than one percent
         (1) Unless otherwise noted, each person identified possesses sole voting and investment power.
         (2) Includes 32,000 shares owned by Dr. Knopp's wife, as to which he disclaims beneficial interest, and an option to acquire 15,000 shares held by Dr. Knopp.
         (3) Includes 5,250 shares held by Mr. Reck's wife, as to which he disclaims beneficial interest and options to acquire 5,000 shares held by Mr. Reck. Mr. Reck's address is c/o Goddard Industries, Inc., 705 Plantation Street, Worcester, Massachusetts 01605.
         (4)                       Consists of options to acquire
         15,000 shares held by Mr. Wimmergren.
         (5) Includes 217,650 shares as to which Mr. Humphreys has sole voting and dispositive power and 240,300 shares as to which Mr. Humphreys' shares voting and dispositive power by virtue of a power of attorney over the investment accounts of seven persons. Mr. Humphreys and certain other persons, acting as a group, beneficially own an aggregate of 457,950 shares. Also includes an option to acquire 10,000 shares held by Mr. Humphreys. Mr. Humphreys's address is One Innovation Drive, Worcester, Massachusetts 01605.
         (6) In addition to the matters noted above in (2)-(5), includes 19,900 shares owned by one executive officer jointly with his wife and options on 35,000 shares held by two officers.
         (7) Mr. Lalli has reported to the Company that a Schedule 13D, Amendment No. 6, was filed with the Securities and Exchange Commission indicating that he has sole voting and dispositive power of 154,050 shares and shared voting and dispositive power with his wife of 29,500 shares.


     Mr. Saul I. Reck, age 80, the founder and Chairman of the Board of the Company, served as President and Treasurer from 1960 until October 19, 1998.

     Mr. Vinciguerra, age 60, has served as Chief Executive Officer, President and Treasurer of the Company since October 19, 1998. Prior to joining the Company, he served as Chief Executive Officer and director of Ferrofluidics Corporation from June 1996 until June 1998 and as its President from January 1995 until June 1996. From 1991 until 1994, Mr. Vinciguerra served as President and Chief Executive Officer of the Weighing and Systems Group of Staveley Industries, plc. Mr. Vinciguerra is a member of the Board of Directors of Metrisa Corporation, Lytron Corporation and Saphikon Corporation and a member of the Board of Directors of the Japan Society of Boston.

     Dr. Knopp, age 76, has served as a director since 1972. For more than five years, he has been an account executive at the stock brokerage firm of Moors & Cabot, Inc. and its predecessors. Dr. Knopp is also Professor Emeritus of Canisius College, Buffalo, New York.

     Mr. Wimmergren, age 67, has served as a director since 1978.
He  is  Professor Emeritus of Management at Worcester Polytechnic
Institute, Worcester, Massachusetts.

     Mr. Humphreys, age 56, has served as a director since 1997. Since August 1995, Mr.. Humphreys has been President of Antigen Express, Inc., a biotech company focused on creating drugs for auto-immune diseases. Prior to August 1995, he was Professor and interim Chair of the Department of Pharmacology at the University of Massachusetts Medical School.

     Saul I. Reck is the father of Michael E. Reck, President of the Webstone Division, and Joel M. Reck, Clerk of the Company.

     The  Board  of  Directors of the Company held five  meetings
during  the  fiscal  year ended October  3, 1998.   Each  present
director attended at least 75% of the meetings of the Board of Directors and of all committees of which he was a member.

     The Board of Directors has an Audit Committee and a Compensation Committee, both composed of Dr. Knopp and Mr. Wimmergren. The Audit Committee, which met once during the last fiscal year, is charged with recommending to the Board of Directors retention of a firm of independent accountants and with reviewing the Company's internal audit and accounting controls, the report of the independent accountants and the financial statements of the Company. The Compensation Committee, which met twice during the last fiscal year, is responsible for recommending salary and bonus levels of officers and key employees. There is no Nominating Committee of the Board of
Directors.   The  Board  of Directors as a  whole  will  consider
nominees  for  director  submitted  to  it  in  writing  by   any
shareholder.

Executive Compensation

     The following table sets forth information concerning the annual compensation for the chief executive officer and each of the other most highly compensated executive officers of the Company whose annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the last fiscal year.

                   SUMMARY COMPENSATION TABLE

                                            Annual Compensation

                                                        Other
                                                       Annual
 Name and    Fiscal Year     Salary     Bonus (1)    Compensatio
                                                        n (2)
 Principal      Ended         ($)          ($)           ($)
 Position


Saul     I.    10/3/98      $115,000     $120,700      $10,000
Reck
     Former    9/27/97      115,000      143,300       10,000
President
          &    9/28/96      115,000      108,700       10,000
Treasurer


Donald         10/3/98      $95,000      $10,000         $-
Nelson
       Vice    9/27/97       85,200       20,000         --
President
               9/28/96       81,400       15,000         --



      (1) Under the terms of his Employment Agreement with the Company, Mr. Reck was entitled to receive a bonus equal to 10% of the amount by which Company pre-tax profits exceeded specified base amounts.

      (2) Consists of cash payments to Mr. Reck to be used for purchase of retirement benefits.

      The following table shows information concerning the grant of stock options and SARs during fiscal 1998 to each of the named executive officers.

                   OPTION/SAR GRANTS FOR LAST FISCAL YEAR
              Number of    Percent of
              Securities     Total
              Underlying  Options/SAR
             Options/SAR   s Granted   Exercise or
   Name       s Granted        to       Base Price   Expiration
                           Employees                    Date
                           in Fiscal
                              Year

  Saul I.       5,000        19.2%        $2.88        3/6/03
   Reck
  Donald        5,000         19.2         2.88        3/6/03
  Nelson

      The following table shows information concerning the exercise of stock options during fiscal 1998 and the fiscal year-end value of unexercised options and stock appreciation rights.


             AGGREGATED OPTION/SAR EXERCISES IN LAST
            FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                    Number of        Value of
                                   Securities      Unexercised
                                   Underlying      In-the Money
                                   Unexercised
                                  Options/SARs     Options/SARs
                                                        at
          Shares                     10/3/98         10/3/98
          Acquired
             on      Value         Exercisable     Exercisable
          Exercise   Realized
Name         (#)        ($)            (#)             ($)

Saul  I.     --          --           5,000             --
Reck

Donald       --          --          25,000           10,000
Nelson



     Under an Employment Agreement with Saul I. Reck entered into in 1989, upon his retirement in January, 1999, Mr. Reck will be entitled to receive an unfunded annuity of $60,000 per year for his life, and upon his death, his surviving spouse will be entitled to an annuity of $30,000 per year for life. Both those amounts are subject to adjustment based upon cost of living increases after October 1, 1993.

      In connection with the hiring of Mr. Vinciguerra as Chief Executive Officer, President and Treasurer, the Company entered into an Employment Agreement with him dated October 19, 1998. Under the Employment Agreement, Mr. Vinciguerra is entitled to a base salary of $140,000 per year, plus a bonus of up to 25% of his base salary at the discretion of the Board of Directors. In addition, he was granted ten year incentive stock options to acquire 200,000 shares of Common Stock. Those options vest 25% at the end of each of the first four years of employment, with acceleration of vesting upon the happening of certain events. Mr. Vinciguerra is entitled to six months severance upon termination of his employment by the Company other than for cause.

Compensation of Directors

     Each director who is not also an officer or employee of the Company receives a base fee of $2,400 per year. Each director who is not also an officer or employee of the Company and who lives in the greater Worcester area receives $500 for each directors' meeting he attends. Each director who is not also an officer or employee of the Company and who lives outside the greater Worcester area receives $600 for each such meeting, plus travel expenses to and from Worcester. No extra compensation is paid for attendance at meetings of committees. All non-employee directors as a group were paid $10,900 for services rendered during fiscal year 1998.

      The Board of Directors has a Severance Compensation Plan for certain officers and all directors in the event that there is a "change in control" of the Company not approved by the Board of Directors resulting in the termination of employment or reduction in the duties and responsibilities of the President, Vice-Presidents and Treasurer (as determined by the Board of Directors) and/or a termination of service as director of the Company. The plan provides that such President, Vice-Presidents and Treasurer will continue to receive the compensation being paid to them at the time of the termination or change in the nature of employment, for a period of five years following such termination or change, and the non-employee directors will continue to receive directors' fees of $500 or $600 per fiscal quarter, depending on whether or not the director lives in the greater Worcester area, for such five year period. At the current rate of compensation this would entail an aggregate payment of $1,117,500 to the executive officers as a group and a payment of $34,000 to the non-employee directors as a group.


                         PROPOSAL NO. 2

           APPROVAL OF THE 1998 EQUITY INCENTIVE PLAN


      On September 14, 1998, the Board of Directors adopted, subject to stockholder approval, the Company's 1998 Equity Incentive Plan (the "1998 Plan"). The purposes of the 1998 Plan are to attract and retain key employees, directors, and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company. The following is a summary description of the 1998 Plan and is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached hereto as Exhibit A.

      Under the 1998 Plan, the Company may grant (i) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options that are not qualified as incentive stock options ("nonqualified stock options"), (iii) stock appreciation rights either in tandem with an option or alone and unrelated to an option ("SARs"), (iv) shares of Common Stock awarded based on achieving certain performance goals ("performance shares"), (v) awards of Common Stock, including shares of Common Stock awarded without payment therefor ("award shares"), (vi) Common Stock and other rights granted as units that are valued in whole or in part by reference to the value of the Common Stock ("stock
awards")  and  (vii)  restricted  shares  of  Common   Stock
("restricted stock").

      All employees and, in the case of awards other than incentive stock options, directors and consultants of the
Company  or  any affiliate (as that term is defined  in  the
1998 Plan) capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to participate in the 1998 Plan. As of January 16, 1999, there were approximately ten persons eligible to participate.

      The 1998 Plan is to be administered by a committee of not less than two non-employee directors appointed by the Board of Directors of the Company (the "Committee"). The Committee will serve at the pleasure of the Board of Directors which can, at its sole discretion, discharge any member of the Committee, appoint additional new members in substitution for those previously appointed and/or fill vacancies regardless of how they are caused. The Board of Directors of the Company has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 1998 Plan and to interpret provisions of the Plan. The Board of Directors may delegate, to the extent permitted by applicable law, to the Committee the power to make awards to participants and all determinations under the 1998 Plan with respect thereto.

      The maximum aggregate number of shares of Common Stock available for issuance under the 1998 Plan is 300,000 shares. The shares of Common Stock available for issuance under the 1998 Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 1998 Plan. The closing price of the Company's Common Stock on January 16, 1999 was $2.312.

Stock Options

      Subject to the provisions of the 1998 Plan, the Board may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option exercise price and the conditions and limitations applicable to the exercise of the option. Each option will be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable award. The Board may provide for the automatic award of an option upon the delivery of shares to the Company in payment of an option for up to the number of shares so delivered.

      The terms and conditions of incentive stock options shall be subject to and comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 1998 Plan may be granted more than ten years after the effective date of the 1998 Plan and no such option may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the Common Stock). Incentive stock options may be granted only to employees of the Company and are transferable by the optionee only by the laws of descent and distribution, and are exercisable only by the employee during his or her lifetime.

      Nonqualified stock options may be granted at an exercise price equal to, greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Board. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than ten percent of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant.

Stock Appreciation Rights

      Subject to the provisions of the 1998 Plan, the Board of Directors may award SARs in tandem with an option (at or after the award of the option) or alone and unrelated to an option. An SAR entitles the holder to receive from the Company an amount equal to the excess, if any, of the fair market value of the Common Stock over the exercise price. SARs granted in tandem with an option will terminate to the extent that the related option is exercised, and the related option will terminate to the extent that the tandem SARs are exercised.

Performance Shares

      The  1998  Plan authorizes the Board of  Directors  to
grant performance shares to participants in the form of grants of shares of Common Stock. Performance shares are earned over a period of time (a performance cycle) selected by the Board from time to time. There may be more than one performance cycle in existence at any one time and the duration of the performance cycles may differ from each other. Unless otherwise determined by the Board of Directors, the payment value of the performance shares will be equal to the fair market value of the Common Stock on the date the performance shares are earned or on the date the Board determines that the performance shares have been earned. The Board will establish performance goals for each cycle for the purpose of determining the extent to which performance shares awarded for that cycle are earned. As soon as practicable after the end of a performance cycle, the Board must determine the number of performance shares which have been earned on the basis of performance in relation to the established performance goals. Payment values of earned performance shares are distributed to the participant or, if the participant has died, to the beneficiary designated by the participant.


Restricted Stock

      Subject to provisions of the 1998 Plan, the Board of Directors may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Board may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board. Shares of restricted stock will be evidenced in such manner as the Board may determine. At the expiration of the restricted period, the Company will deliver the stock certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

Stock Awards

      Subject to the provisions of the 1998 Plan, the Board of Directors may award stock awards, which may be designated as award shares by the Board, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Board shall determine. Shares of Common Stock awarded in connection with a stock award shall be issued for no cash consideration or such minimum consideration as may be required by law.

General Provisions

      Each award shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the 1998 Plan as the Board considers necessary or advisable. Each type of award may be made alone, in addition to, or in relation to any other type of award. The terms of each type of award need not be identical and the Board need not treat participants uniformly. The Board may amend, modify or terminate any outstanding award, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant's consent to such action shall be required unless the Board determines that the action would not materially and adversely affect the participant.

      The Board of Directors will determine whether awards granted pursuant to the 1998 Plan are settled in whole or in part in cash, Common Stock, other securities of the Company or other property. The Board may permit a participant to defer all or any portion of a payment under the 1998 Plan. In the Board's discretion, tax obligations required to be withheld in respect of an award may be paid in whole  or  in part in shares of common stock, including shares retained from such award. The Board will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant's legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder.

     The Board in its discretion may take certain actions in order to preserve a participant's rights under an award in the event of a change in control of the Company, including providing for the acceleration of any time period relating to the exercise or realization of the award, providing for the cash purchase of the award or adjusting the terms of the award in order to reflect the change in control.

      The Board of Directors of the Company may amend, suspend or terminate the 1998 Plan or any portion thereof at any time; provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

      As of January 16, 1999, options to purchase 200,000 shares of Common Stock had been granted under the 1998 Plan. All such options were granted to Salvatore J. Vinciguerra, the Company's Chief Executive Officer, President and Treasurer.

Federal Income Tax Consequences

      The following general discussion of the Federal income tax consequences of awards granted under the 1998 Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations thereunder and existing public and private administrative rulings of the Internal Revenue Service. This discussion is not intended to be a complete discussion of all of the Federal income tax consequences of the 1998 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases the changes may be retroactive. No information is provided as to state tax laws. The 1998 Plan is not qualified under
Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The tax treatment of each kind of award under the 1998 Plan is as follows:

Nonqualified Stock Options. An option holder will not recognize any taxable income upon the grant of a nonqualified option under the 1998 Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     However, if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment (a "risk of forfeiture"), or
(b) the recipient is an officer or director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)") then, upon their sale of shares of Common Stock, the date on which taxable income (if any) is recognized (the "Recognition Date") will be the date on which the stock becomes "freely transferable" or not subject to risk of forfeiture. In this circumstance, the option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price.

      Despite this general rule, if the Recognition Date is after the date of exercise, then the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

       The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

      When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between the sale price and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option.

      An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

Incentive Stock Options. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

     An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another incentive stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized over (b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the optionee's holding period for the shares. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the optionee is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

      As noted previously, the tax result may change if (a) the Company imposes restrictions on the shares which do not permit the recipient to transfer the shares to others and which require the recipient to return the shares to the Company at less than fair market value upon termination of employment, or (b) the recipient is an officer or director of the Company subject to Section 16(b). In the case of a disqualifying disposition of shares acquired pursuant to the exercise of such an incentive stock option, the date on which the fair market value of the shares is determined will be postponed, and the tax consequences will be similar to the treatment that applies to shares acquired pursuant to options granted under the 1998 Plan, including the ability to make a Section 83(b) election.

      In general, in the year an incentive stock option is exercised, the holder must include the excess of the fair market value of the shares issued upon exercise over the exercise price in the calculation of alternative minimum taxable income. The application of the alternative minimum tax rules for an option holder subject to Section 16(b) or who receives shares that are not "substantially vested" are more complex and may depend upon whether the holder makes a
Section 83(b) election, as described above.

      The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the holder, provided the Company reports the income on a form W-2 that is timely provided to the option holder and filed with the IRS.

Stock Appreciation Rights. A recipient of an SAR will not be considered to receive any income at the time an SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of an SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

Restricted  Stock and Performance Shares.  The recipient  of restricted stock or performance shares will be treated in the same manner as a person who has exercised a nonqualified stock option, as described above, for which the Company has imposed restrictions on the shares received, and for which the exercise price is either zero or a nominal amount. In general, this means that the holder may either wait until the restrictions have elapsed (or the performance goals have been met), and then pay tax at ordinary income tax rates, based upon the fair market value of the shares at that time, or he or she can file a Section 83(b) election, and pay tax based on the fair market value of the shares at the time they are received. Again, the Company will be entitled to a deduction that corresponds to the income recognized by the recipient. If a recipient makes a Section 83(b) election but later forfeits some or all of the shares as to which the election was made, he or she will not be entitled to a deduction or other reduction related to the income previously recognized.

Stock Awards. A person who receives a stock award that includes Common Stock will be treated, with regard to such Common Stock, in the same manner as a person who has exercised a nonqualified stock option. In general, this means that the holder will recognize taxable income at the time the shares are received if they are not subject to restrictions, or as described in the preceding paragraph for restricted stock if they are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a
Section 83(b) election, as described above. At the time that the holder of the stock award recognizes ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.


     The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required to approve the 1998 Plan.

      The Board of Directors recommends that stockholders vote FOR approval of Proposal No. 2.



                          OTHER MATTERS

Relationship with Independent Public Accountants

      The Audit Committee of the Board of Directors has selected Greenberg, Rosenblatt, Kull & Bitsoli, P.C. as independent auditors for the Company for the current fiscal year. That firm and its predecessors have served in such capacity since fiscal year 1982.

      It is anticipated that a representative of Greenberg, Rosenblatt, Kull & Bitsoli, P.C. will be present at the Meeting. The representative will be afforded the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended October 3, 1998.

Other Matters To Be Acted Upon

      The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such matters. However, if any other matters shall properly come before the Meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Shareholder Proposals

      Shareholder proposals intended to be presented at the Annual Meeting in 2000 and included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended must be received by the Company on or before October 2, 1999 and should be addressed to Salvatore J. Vinciguerra, President, Goddard Industries, Inc., 705 Plantation Street, Worcester, Massachusetts 01605. If a proponent fails to notify the Company by December 16, 1999 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Annual Meeting in 2000, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

Annual Report And Form 10-KSB

      Additional copies of the Annual Report to Stockholders for the fiscal year ended October 3, 1998 and copies of the Annual Report of the Company to the Securities and Exchange Commission on Form 10-KSB for that fiscal year are available to stockholders without charge upon written request addressed to Lucy J. Rybacki at the Company at 705 Plantation Street, Worcester, Massachusetts 01605.

      IT  IS  IMPORTANT  THAT PROXIES BE RETURNED  PROMPTLY.
THEREFORE,  STOCKHOLDERS ARE URGED  TO  FILL  IN,  SIGN  AND
RETURN  THE  ACCOMPANYING  FORM OF  PROXY  IN  THE  ENCLOSED
ENVELOPE.

#654962 v7 - SEARLEJR - #1d#07!.DOC - 1170/1170

                                                        EXHIBIT A
                    GODDARD INDUSTRIES, INC.

                   1998 EQUITY INCENTIVE PLAN

Section 1.  Purpose

    The purpose of the Goddard Industries, Inc. 1998 Equity Incentive Plan (the "Plan") is to attract and retain key employees, directors and consultants to provide an incentive for them to assist the Company to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.

Section 2.  Definitions

(a) "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

(b)  "Award" means any Option, Stock Appreciation Right,
  Performance or Award Share, or Restricted Stock awarded under the Plan.

(c) "Award Share" means a share of Common Stock awarded to an employee without payment therefor.
(d)  "Board" means the Board of Directors of the Company.
(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means a committee of not less than two non-employee directors appointed by the Board to administer the Plan or, alternatively, if the Board so determines, the whole Board of Directors.

(g)  "Common Stock" or "Stock" means the Common Stock, par value
  $.01 per share, of the Company.
(h) "Company" means Goddard Industries, Inc., a Massachusetts corporation.

(i) "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

(j) "Fair Market Value" means the fair market value as determined in accordance with Section 14.

(k) "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

(l) "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

(m)  "Option" means an Incentive Stock Option or a Nonstatutory
  Stock Option.
(n) "Participant" means a person selected by the Board to receive an Award under the Plan.

(o) "Performance Cycle" or "Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

(p) "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.
(q) "Restricted Period" means the period of time selected by the Board during which an award of Restricted Stock may be forfeited to the Company.
(r) "Restricted Stock" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.
(s) "Stock Appreciation Right" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

(t) "Stock Unit" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3.  Administration

(a) The Plan shall be administered by the Committee. The Committee shall serve at the pleasure of the Board, which may from time to time appoint additional members of the Committee, remove members and appoint new members in substitution for those previously appointed, and fill vacancies however caused. Except where the Plan is administered by the entire Board of Directors, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee, except that where grants are being made to one or more members of the Committee, a member who is the subject of a grant being presented to that meeting shall count toward the quorum but may not vote on any grant at that meeting, and a majority of the members eligible to vote shall be sufficient for any action. The Committee may act by unanimous written consent in lieu of a meeting.

(b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of the Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons eligible under Section 4; (ii) select those persons to whom Awards shall be granted under the Plan; (ii) determine the number of shares covered by and the form of the Awards to be granted; (iii) determine the time or times when Awards shall be granted; (iv) establish the terms and conditions upon which Options may be exercised or Awards vested, including exercise in conjunction with other awards made or compensation paid; (v) alter any restrictions or conditions upon any Awards; and (vi) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of the Plan.

Section 4.  Eligibility

    All employees and, in the case of Awards other than Incentive
Stock Options, directors and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5.  Stock Available for Awards

(a) Subject to adjustment under subsection (b), Awards may be made under the Plan of Options to acquire not in excess of 300,000 shares of Company Common Stock. Other Awards may be made as the Board may determine, provided that a maximum of 300,000 shares of Common Stock may be issued under this Plan. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering of rights to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number. In addition, if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award..

Section 6.  Stock Options

(a) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

(b) The Board shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options.

(c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the Optionholder, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Board may determine.

(e) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

(f) In the case of Incentive Stock Options the following additional conditions shall apply:

 (i) Such options shall be granted only to employees of the Company, and shall not be granted to any person who owns stock that possesses more than ten percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as those terms are defined in section 422(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), unless, at the time of such grant, the exercise price of such option is at least 110% of the fair market value of the stock that is subject to such option and the option shall not be exercisable more than five years after the date of grant;

 (ii) Such options shall not be granted more than ten years from the date hereof and shall not be exercisable more than ten years from the date of grant;

 (iii) Such options shall, by their terms, be transferable by the optionee only by will or the laws of descent and distribution, and shall be exercisable only by such employee during his lifetime.

Section 7.  Stock Appreciation Rights

    Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

Section 8.  Performance Shares

(a) Subject to the provisions of the Plan, the Board may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Board, on the date the Board determines that the Performance Shares have been earned.

(b) The Board shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. During any Cycle, the Board may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

(c) As soon as practicable after the end of a Performance Cycle, the Board shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Board shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.  Restricted Stock


(a) Subject to the provisions of the Plan, the Board may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

Section 10.  Stock Units

(a)  Subject to the provisions of the Plan, the Board may award
  Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

(b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law. Such shares of Common Stock may be designated as Award Shares by the Board.


Section 11.                  Exercise of Options; Payment


(a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the written agreement with each holder.

(b) The purchase price of shares of Stock upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid as the Committee may determine in its sole discretion in any combination of: (i) cash or check payable to the order of the Company; (ii) property valued at Fair Market Value; (iii) delivery of a promissory note; (iv) delivery of shares of Common Stock (valued at Fair Market Value at the date of purchase of the Common Stock subject to the Option); or (iii) such other means as the Committee may permit.
(c) With the consent of the Committee, payment of the exercise price may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate such arrangements, the Company may enter into agreements for coordinating procedures with one or more securities brokerage firms. The date of delivery of such exercise notices shall be deemed the date of exercise.

(d) The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable, including making the Common Stock issued upon exercise subject to restrictions on vesting or transferability, or to risk of forfeiture, upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

(e) No shares of Common Stock shall be issued upon exercise of any Option under this Plan until full payment in the form approved by the Committee has been made and all other legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee.

Section 12.  General Provisions Applicable to Awards


(a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

(c) Settlement. The Board shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Board may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.
(d) Dividends and Cash Awards. In the discretion of the Board, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.
(e) Termination of Employment. The Board shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.
(f) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Company.
(g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.
(h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

(i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and convening an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 13.   Fair Market Value


(a) If the Common Stock is then traded on any national securities exchange or automated quotation system which has sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the high and low sales prices, if any, on such exchange or system on the date as of which Fair Market Value is being determined or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after that date in accordance with applicable regulations under the Code.


(b) If the Common Stock is then traded on an exchange or system which does not have sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported for such the date as of which Fair Market Value is being determined, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after such date in accordance with applicable regulations under the Code.


(c) With respect to Common Stock if it is not publicly traded and with respect to any other property, the Fair Market Value of such property shall be determined in good faith by the Committee or in the manner otherwise provided by the Committee from time to time.

Section 14.  Miscellaneous

(a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.


(c) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.
(d) Effective Date of Plan. The effective date of this Plan shall be the date of adoption by the Board of Directors. If the Plan is subject to the approval of the stockholders under subsection (e) below, upon such approval it shall be effective as of the date of adoption by the Board of Directors. If prior to such approval the Committee grants Awards under the Plan of a type that require stockholder approval, upon such approval such Awards shall be effective as of the date of grant.
(e) Stockholder Approval. The adoption of this Plan, or any amendment hereto, shall be subject to approval by stockholders only to the extent required by (i) the Code, (ii) the rules under
Section 16 of the Securities Exchange Act of 1934, (iii) rules of any stock exchange or over-the-counter stock market, or (iv) as otherwise required by law. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state law, or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of meeting to the extent permitted by applicable state law.
(f) Amendment of Plan. The Board of Directors of the Company may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board of Directors may not modify the Plan in a manner requiring the approval of stockholders under subsection (e) above unless such approval is obtained to the extent required.
(g) Term of Plan. This Plan shall terminate ten years from the date of adoption by the Board of Directors, and no Award shall be granted under this Plan thereafter, but such termination shall not affect the validity of Awards granted prior to the date of termination.